UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 14, 2024

ACCO Brands Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2023, ACCO Brands Corporation (the "Company") announced that Boris Elisman, then Chairman and Chief Executive Officer of the Company, would resign as the Company's Chief Executive Officer effective October 1, 2023. At that time, Mr. Elisman agreed to continue as Executive Chairman of the Company's Board of Directors (the "Board") to ensure a smooth transition, but announced his intention not to stand for re-election to the Board at the Company’s 2024 Annual Meeting of Stockholders ("2024 Annual Meeting"). On February 9, 2024, Mr. Elisman notified the Board of his intention to fully retire and resign as a Director and Executive Chairman of the Board effective March 31, 2024. Mr. Elisman’s intention to retire and resign from the Board does not reflect any dispute or disagreement with the Company.

In light of Mr. Elisman's retirement, the Board, having previously determined that it is in the best interest of the Corporation and its stockholders to separate the roles of Chairman and Chief Executive Officer, and upon the recommendation of the Nominating, Governance and Sustainability Committee of the Board, has appointed Mr. E. Mark Rajkowski to serve as independent Chairman of the Board effective April 1, 2024.

Mr. Thomas Kroeger, the Company's Lead Independent Director, will step down from this role effective April 1, 2024 and will continue to serve as a Director until the 2024 Annual Meeting. Mr. Kroeger will not stand for re-election to the Board at the Annual Meeting since he has reached mandatory retirement age under the Company's Corporate Governance Principles.

Section 9 - Financial Statements and Exhibits.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation

Date:	February 14, 2024	By:	/s/ Pamela R. Schneider
Pamela R. Schneider, Senior Vice President, General Counsel and Corporate Secretary